UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 16, 2018

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

Euro-denominated Notes Offering

On  February 22, 2018, Becton, Dickinson and Company (the “Company” or “BD”) issued €300,000,000 aggregate principal amount of additional 0.368% Notes due June 6, 2019 (the “Euro Notes”) in an underwritten public offering pursuant to the indenture, dated March 1, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).  The issuance of the Euro Notes represents a reopening of the Company’s 0.368% Notes due 2019, of which €700,000,000 principal amount (the “Existing Notes”) were offered and sold pursuant to the Company’s prospectus supplement dated May 23, 2017 and the accompanying prospectus dated May 8, 2017.  The terms of the Euro Notes, other than their issue date and public offering price, are identical to the terms of the Existing Notes.  The Euro Notes and the Existing Notes constitute a single series and bear the same CUSIP number, ISIN and Common Code.  As a result of the Euro Notes issuance, the aggregate principal amount outstanding of the 0.368% Notes due 2019 is €1,000,000,000.  The Existing Notes are listed on the New York Stock Exchange and we expect trading in the Euro Notes on the New York Stock Exchange to begin promptly following consummation of this offering.

Except as described in the following paragraph, the Company may not redeem the Euro Notes prior to maturity.

If, as a result of any change in, or amendment to, the tax laws of the United States or the official interpretation thereof, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts with respect to the Euro Notes, the Company may at any time at its option redeem, in whole, but not in part, the Euro Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Euro Notes), each holder of outstanding Euro Notes will have the right to require the Company to purchase all or a portion of that holder’s Euro Notes (in integral multiples of €1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of Euro Notes on the relevant record date to receive interest due on the relevant interest payment date.

Each of the following constitutes an event of default under the Indenture with respect to the Euro Notes: (1) failure to pay any installment of interest on the Euro Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Euro Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of the Company with respect to the Euro Notes for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.  If an event of default occurs, the principal amount of the Euro Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.  The Indenture also contains certain restrictive covenants, including a limitation on liens and a restriction on sale and leasebacks.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference from Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the Euro Notes, a form of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On February 16, 2018, the Company entered into an underwriting agreement (the “Euro Underwriting Agreement”) with Barclays Bank PLC (the “Euro Underwriter”) in connection with the offer and sale by the Company to the Euro Underwriter of the Euro Notes described in Item 2.03 above.

The Company expects to use the net proceeds from the offering of Euro Notes to repay $371.1 million principal amount outstanding under its revolving credit facility (the “Revolving Credit Facility”) and to pay accrued interest, related premiums, fees and expenses in connection therewith. The Company may incur additional debt financing in the future (including additional registered notes offerings, subject to market and other conditions) to repay additional amounts under the Revolving Credit Facility and its three-year term loan facility.

The foregoing description of the Euro Underwriting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Euro Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated February 16, 2018, by and between Becton, Dickinson and Company and Barclays Bank PLC.

4.1	Form of 0.368% Note due June 6, 2019.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2).

INDEX TO EXHIBITS

Exhibit
Number                    Description

1.1	Underwriting Agreement, dated February 16, 2018, by and between Becton, Dickinson and Company and Barclays Bank PLC.

4.1	Form of 0.368% Note due June 6, 2019.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary and Associate General Counsel

Date: February 22, 2018